UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2020

Commission file number 000-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 17, 2020, DXP Enterprises, Inc. (the “Company”) entered into an Increase Agreement (the “Increase Agreement”), by and among the Company, certain of the Company’s US subsidiaries, as borrowers (the “US Borrowers”), certain of the Company’s Canadian subsidiaries, as borrowers (the “Canadian Borrowers”), the incremental lenders party thereto and Bank of America, N.A., as agent (the “Agent”).
The Increase Agreement amends and supplements that certain Loan and Security Agreement, dated as of August 29, 2017 (as amended by the Increase Agreement, and as amended, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), by and among the Company, the US Borrowers, the Canadian Borrowers, the lenders party thereto and the Agent (all as defined therein). The Increase Agreement provides for, among other things, a $50 million increase in the aggregate U.S. Revolver Commitments (as such term is defined in the ABL Credit Agreement) under the ABL Credit Agreement, such that after giving effect to the Increase Agreement (i) the aggregate U.S. Revolver Commitments under the ABL Credit Agreement are $125 million and (ii) the aggregate Commitments (as such term is defined in the ABL Credit Agreement) under the ABL Credit Agreement are $135 million (such amount includes $10 million of Canadian Revolver Commitments (as such term is defined in the ABL Credit Agreement)). There were no other amendments to the underlying ABL Credit Agreement.
The foregoing description of the Increase Agreement does not purport to be a complete description of such agreement and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference. For the other material terms of the ABL Credit Agreement, dated as of August 29, 2017, and as subsequently amended, please refer to our prior 8-K filed on August 30, 2017.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.
10.1 Increase Agreement, dated as of March 17, 2020, by and among the Company, certain of the Company’s US subsidiaries, as borrowers, certain of the Company’s Canadian subsidiaries, as borrowers, the incremental lenders party thereto and Bank of America, N.A., as agent.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

March 19, 2020     By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer